UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026

BIO-KEY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 4116
Holmdel, New Jersey 07733
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 359-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 3, 2026, BIO-key International, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders were requested to approve four proposals as described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2026 (the “Proxy Statement”), and the supplement to the Proxy Statement filed with the SEC on August 24, 2026 (the “Supplement”). While a quorum was present at the Annual Meeting, there were not sufficient votes at the time of the Annual Meeting to approve Proposal 4, which seeks stockholder approval, for purposes of complying with NASDAQ Listing Rule 5635(d), of the issuance of up to 1,236,668 shares of common stock upon exercise of warrants issued in the Company’s August 10, 2026 warrant inducement transaction.

The Company adjourned the Annual Meeting in order to give stockholders more time to consider and vote on the proposals, particularly Proposal 4 which was only described in the Supplement filing which was recently distributed to stockholders.   The Meeting will be reconvened on Friday, October 2, 2026 at 10:00 a.m., local time, at the Company’s offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting and all polls will remain open. The Company encourages all of its stockholders to read the Proxy Statement, the Supplement, and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov, and to vote on each of the proposals.

The record date for the Annual Meeting remains July 15, 2026. Stockholders who have not voted on Proposal 4 must submit a new proxy by signing, dating and returning the revised proxy card previously mailed with the Supplement, or by following the instructions to vote by Internet or telephone. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

Important Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on October 2, 2026. In connection with the Annual Meeting, the Company has filed with the SEC the Proxy Statement and the Supplement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND THE PROPOSALS TO BE VOTED ON. Stockholders may obtain free copies of the Proxy Statement, the Supplement and other relevant documents filed by the Company with the SEC at the SEC's website at www.sec.gov or at the Company's website at www.bio-key.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

Date: September 8, 2026	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer